Exhibit 10.7

2/98(R051903) *LEAS1998*

MASTER LEASE AGREEMENT

dated as of August 11, 2004 (“Agreement”)

THIS AGREEMENT is between General Electric Capital Corporation (together with its successors and assigns, if any, “Lessor”) and INFINITY PHARMACEUTICALS, INC. (“Lessee”). Lessor has an office at 83 Wooster Heights Road, Danbury, CT 06810. Lessee is a corporation organized and existing under the laws of the state of Delaware. Lessee’s mailing address and chief place of business is 780 Memorial Drive, Cambridge, MA 02139. This Agreement contains the general terms that apply to the leasing of Equipment from Lessor to Lessee. Additional terms that apply to the Equipment (term, rent, options, etc.) shall be contained on a schedule (“Schedule”).

1. LEASING:

(a) Lessor agrees to lease to Lessee, and Lessee agrees to lease from Lessor, the equipment and the property (“Equipment”) described in any Schedule signed by both parties.

(b) Lessor shall purchase Equipment from the manufacturer or supplier (“Supplier”) and lease it to Lessee if on or before the Last Delivery Date Lessor receives (i) a Schedule for the Equipment, (ii) evidence of insurance which complies with the requirements of Section 9, and (iii) such other documents as Lessor may reasonably request. Each of the documents required above must be in form and substance reasonably satisfactory to Lessor. Lessor hereby appoints Lessee its agent for inspection and acceptance of the Equipment from the Supplier. Once the Schedule is signed, the Lessee may not cancel the Schedule.

2. TERM, RENT AND PAYMENT:

(a) The rent payable for the Equipment and Lessee’s right to use the Equipment shall begin on the earlier of (i) the date when the Lessee signs the Schedule and accepts the Equipment or (ii) when Lessee has accepted the Equipment under a Certificate of Acceptance (“Lease Commencement Date”). The term of this Agreement shall be the period specified in the applicable Schedule. The word “term” shall include all basic and any renewal terms.

(b) Lessee shall pay rent to Lessor at its address stated above, except as otherwise directed by Lessor. Rent payments shall be in the amount set forth in, and due as stated in the applicable Schedule. If any Advance Rent (as stated in the Schedule) is payable, it shall be due when the Lessee signs the Schedule. Advance Rent shall be applied to the first rent payment and the balance, if any, to the final rent payment(s) under such Schedule. In no event shall any Advance Rent or any other rent payments be refunded to Lessee. If rent is not paid within ten (10) days of its due date, Lessee agrees to pay a late charge of five cents ($.05) per dollar on, and in addition to, the amount of such rent but not exceeding the lawful maximum, if any.

3. RENT ADJUSTMENT:

(a) If, solely as a result of Congressional enactment of any law (including, without limitation, any modification of, or amendment or addition to, the Internal Revenue Code of 1986, as amended, (“Code”)), the maximum effective corporate income tax rate (exclusive of any minimum tax rate) for calendar-year taxpayers (“Effective Rate”) is higher than thirty-five percent (35%) with a cap of 2%, for any year during the lease term, then Lessor shall have the right to increase such rent payments by requiring payment of a single additional sum. The additional sum shall be equal to the product of (i) the Effective Rate (expressed as a decimal) for such year less .35 (or, in the event that any adjustment has been made hereunder for any previous year, the Effective Rate (expressed as a decimal) used in calculating the next previous adjustment) times (ii) the adjusted Termination Value (defined below), divided by (iii) the difference between the new Effective Rate (expressed as a decimal) and one (1). The adjusted Termination Value shall be the Termination Value (calculated as of the first rent due in the year for which the adjustment is being made) minus the Tax Benefits that would be allowable under Section 168 of the Code (as of the first day of the year for which such adjustment is being made and all future years of the lease term). The Termination Values and Tax Benefits are defined on the Schedule. Lessee shall pay to Lessor the full amount of the additional rent payment on the later of (i) receipt of notice or (ii) the first day of the year for which such adjustment is being made.

(b) Lessee’s obligations under this Section 3 shall survive any expiration or termination of this Agreement.

4. TAXES:

(a) If permitted by law, Lessee shall report and pay promptly all taxes, fees and assessments due, imposed, assessed or levied against any Equipment (or purchase, ownership, delivery, leasing, possession, use or operation thereof), this Agreement (or any rents or receipts hereunder), any Schedule, Lessor or Lessee by any governmental entity or taxing authority during or related to the term of this Agreement, including, without limitation, all license and registration fees, and all sales, use, personal property, excise, gross receipts, franchise, stamp or other taxes, imposts, duties and charges, together with any penalties, fines or interest thereon (collectively “Taxes”). Lessee shall have no liability for Taxes imposed by the United States of America or any state or political subdivision thereof which are on or measured by the net income of Lessor except as provided in Sections 3 and 14(c). Lessee shall promptly reimburse Lessor (on an after tax basis) for any Taxes charged to or assessed against Lessor. Lessee shall show Lessor as the owner of the Equipment on all tax reports or returns, and send Lessor a copy of each report or return and evidence of Lessee’s payment of Taxes upon request.

(b) Lessee’s obligations, and Lessor’s rights and privileges, contained in this Section 4 shall survive the expiration or other termination of this Agreement.

5. REPORTS:

(a) If any tax or other lien shall attach to any Equipment, Lessee will notify Lessor in writing, within ten (10) days after Lessee becomes aware of the tax or lien. The notice shall include the full particulars of the tax or lien and the location of such Equipment on the date of the notice.

(b) Lessee will deliver to Lessor Lessee’s complete financial statements certified by a recognized firm of certified public accountants within one hundred twenty (120) days of the close of each fiscal year of Lessee. If Lessor requests, Lessee will deliver to Lessor copies of Lessee’s quarterly financial reports within ninety (90) days after the close of each of Lessee’s fiscal quarter. Lessee will deliver to Lessor copies of all Forms 10-K and 10-Q, if any, within thirty (30) days after the dates on which they are filed with the Securities and Exchange Commission.

(c) Lessor may inspect any Equipment during normal business hours after giving Lessee reasonable prior notice.

(d) If Lessor asks, Lessee will promptly notify Lessor in writing of the location of any Equipment.

(e) If any Equipment is lost or damaged (where the estimated repair costs would exceed the greater of ten percent (10%) of the original Equipment cost or ten thousand and 00/100 dollars ($10,000)), or is otherwise involved in an accident causing personal injury or property damage, Lessee will promptly and fully report the event to Lessor in writing.

(f) Lessee will furnish a certificate of an authorized officer of Lessee stating that he has reviewed the activities of Lessee and that, to the best of his knowledge, there exists no default or event which with notice or lapse of time (or both) would become such a default within thirty (30) days after any request by Lessor.

(g) Lessee will promptly notify Lessor of any change in Lessee’s state of incorporation or organization.

6. DELIVERY, USE AND OPERATION:

(a) All Equipment shall be shipped directly from the Supplier to Lessee.

(b) Lessee agrees that the Equipment will be used by Lessee solely in the conduct of its business and in a manner complying with all applicable laws, regulations and insurance policies and Lessee shall not discontinue use of the Equipment.

(c) Lessee will not move any equipment from the location specified on the Schedule, without the prior written consent of Lessor.

(d) Lessee will keep the Equipment free and clear of all liens and encumbrances other than those which result from acts of Lessor.

(e) Lessor shall not disturb Lessee’s quiet enjoyment of the Equipment during the term of the Agreement unless a default has occurred and is continuing under this Agreement.

7. MAINTENANCE:

(a) Lessee will, at its sole expense, maintain each unit of Equipment in good operating order and repair, normal wear and tear excepted. The Lessee shall also maintain the Equipment in accordance with manufacturer’s recommendations. Lessee shall make all alterations or modifications required to comply with any applicable law, rule or regulation during the term of this Agreement. If Lessor requests, Lessee shall affix plates, tags or other identifying labels showing ownership thereof by Lessor. The tags or labels shall be placed in a prominent position on each unit of Equipment.

(b) Lessee will not attach or install anything on any Equipment that will impair the originally intended function or use of such Equipment without the prior written consent of Lessor. All additions, parts, supplies, accessories, and equipment (“Additions”) furnished or attached to any Equipment that are not readily removable shall become the property of Lessor. All Additions shall be made only in compliance with applicable law. Lessee will not attach or install any Equipment to or in any other personal or real property without the prior written consent of Lessor.

8. STIPULATED LOSS VALUE: If for any reason any unit of Equipment becomes worn out, lost, stolen, destroyed, irreparably damaged or unusable (“Casualty Occurrences”) Lessee shall promptly and fully notify Lessor in writing. Lessee shall pay Lessor the sum of (i) the Stipulated Loss Value (see Schedule) of the affected unit determined as of the rent payment date prior to the Casualty Occurrence; and (ii) all accrued rent and other amounts which are then due under this Agreement on the Payment Date (defined below) for the affected unit. The Payment Date shall be the next rent payment date after the Casualty Occurrence. Upon Payment of all sums due hereunder, the term of this lease as to such unit shall terminate.

9. INSURANCE:

(a) Lessee shall bear the entire risk of any loss, theft, damage to, or destruction of, any unit of Equipment from any cause whatsoever from the time the Equipment is shipped to Lessee.

(b) Lessee agrees, at its own expense, to keep all Equipment insured for such amounts and against such hazards as Lessor may reasonably require. All such policies shall be with companies, and on terms, reasonably satisfactory to Lessor. The insurance shall include coverage for damage to or loss of the Equipment, liability for personal injuries, death or property damage. Lessor shall be named as additional insured with a loss payable clause in favor of Lessor, as its interest may appear, irrespective of any breach of warranty or other act or omission of Lessee. The insurance shall provide for liability coverage in an amount equal to at least ONE MILLION U.S. DOLLARS ($1,000,000.00) total liability per occurrence, unless otherwise stated in any Schedule. The casualty/property damage coverage shall be in an amount equal to the higher of the Stipulated Loss Value or the full replacement cost of the Equipment. No insurance shall be subject to any co-insurance clause. The insurance policies shall provide that the insurance may not be altered or canceled by the insurer until after thirty (30) days written notice to Lessor. Lessee agrees to deliver to Lessor evidence of insurance reasonably satisfactory to Lessor.

(c) Lessee hereby appoints Lessor as Lessee’s attorney-in-fact to make proof of loss and claim for insurance, and to make adjustments with insurers and to receive payment of and execute or endorse all documents, checks or drafts in connection with insurance payments. Lessor shall not act as Lessee’s attorney-in-fact unless Lessee is in default. Lessee shall pay any reasonable expenses of Lessor in adjusting or collecting insurance. Lessee will not make adjustments with insurers except with respect to claims for damage to any unit of Equipment where the repair costs are less than the lesser of ten percent (10%) of the original Equipment cost or ten thousand and 00/100 dollars ($10,000). So long as no Event of Default exists, proceeds of insurance shall be applied, at the option of Lessee, to repair or replace the Equipment or to satisfy any obligation of Lessee to Lessor under this Agreement.

10. RETURN OF EQUIPMENT:

(a) At the expiration or termination of this Agreement or any Schedule, Lessee shall perform any testing and repairs reasonably required to place the units of Equipment in the same condition and appearance as when received by Lessee (reasonable wear and tear excepted) and in good working order for the original intended purpose of the Equipment. If required the units of Equipment shall be deinstalled, disassembled and crated by an authorized manufacturer’s representative or such other service person as is reasonably satisfactory to Lessor. Lessee shall remove installed markings that are not necessary for the operation, maintenance or repair of the Equipment. All Equipment will be cleaned, cosmetically acceptable, and in such condition as to be immediately installed into use in a similar environment for which the Equipment was originally intended to be used. All waste material and fluid must be removed from the Equipment and disposed of in accordance with then current waste disposal laws. Lessee shall return the units of Equipment to a location within the continental United States as Lessor shall direct. Lessee shall obtain and pay for a policy of transit insurance for the redelivery period in an amount equal to the replacement value of the Equipment. The transit insurance must name Lessor as the loss payee. The Lessee shall pay for all costs to comply with this section (a).

(b) Until Lessee has fully complied with the requirements of Section 10(a) above, Lessee’s rent payment obligation and all other obligations under this Agreement shall continue from month to month notwithstanding any expiration or termination of the lease term

(c) Upon Lessor’s reasonable request Lessee shall provide to Lessor a detailed inventory of all components of the Equipment including model and serial numbers. Upon Lessor’s reasonable request Lessee shall also provide an up-to-date copy of all other documentation pertaining to the Equipment All service manuals, blue prints, process flow diagrams, operating manuals, inventory and maintenance records shall be given to Lessor at least ninety (90) days and not more than one hundred twenty (120) days prior to lease termination.

(d) Lessee shall make the Equipment available for on-site operational inspections by potential purchasers at least one hundred twenty (120) days prior to and continuing up to lease termination. Lessor shall provide Lessee with reasonable notice prior to any inspection. Lessee shall provide reasonable personnel, power and other requirements necessary to demonstrate electrical, hydraulic and mechanical systems for each item of Equipment.

11. DEFAULT AND REMEDIES:

(a) The following shall constitute an event of default (“Event of Default”) under this Agreement and Lessor may in writing declare this Agreement in default if: (i) Lessee breaches its obligation to pay rent or any other sum when due and fails to cure the breach within fifteen (15) days; (ii) Lessee breaches any of its insurance obligations under Section 9; (iii) Lessee breaches any of its other obligations and fails to cure that breach within forty-five (45) days after written notice from Lessor; (iv) any representation or warranty made by Lessee in connection with this Agreement shall be false or misleading in any material respect when made; (v) Lessee or any guarantor or other obligor for the Lessee’s obligations hereunder (“Guarantor”) becomes insolvent or ceases to do business as a going concern; (vi) any Equipment is illegally used; (vii) if Lessee or any Guarantor is a natural person, any death or incompetency of Lessee or such Guarantor; (viii) a petition is filed by or against Lessee date; (ix) Lessee defaults under any other material obligation for (A) borrowed money, (B) the deferred purchase price of property, or (C) payments due under lease agreements; (x) there is any dissolution, termination of existence, merger, consolidation or change in controlling ownership of Lessee or any Guarantor other than stated in Section 19(j) of this Agreement; or (xi) there is a material adverse change in the Lessee’s financial condition as determined solely by the Lessor in its reasonable judgment as reasonably reflected on the Lessee Balance Sheet or Income Statement). The default declaration shall apply to all Schedules unless specifically excepted by Lessor.

(b) After a default, at the request of Lessor, Lessee shall comply with the provisions of Section 10(a). Lessee hereby authorizes Lessor to peacefully enter any premises where any Equipment may be and take possession of the Equipment. Lessee shall immediately pay to Lessor without further demand as liquidated damages for loss of a bargain and not as a penalty, the Stipulated Loss Value of the Equipment (calculated as of the rent payment date prior to the declaration of default), and all accrued and unpaid rents and other sums then due under this Agreement and all Schedules. Upon Default Lessor may terminate this Agreement as to any or all of the Equipment. A termination shall occur only upon written notice by Lessor to Lessee and only as to the units of Equipment specified in any such notice. Lessor may, but shall not be required to, sell Equipment at private or public sale, in bulk or in parcels, with or without notice, and without having the Equipment present at the place of sale. Lessor may also, but shall not be required to, lease, otherwise dispose of or keep idle all or part of the Equipment. Lessor may use Lessee’s premises for a reasonable period of time for any or all of the purposes stated above without liability for rent, costs, damages or otherwise. The proceeds of sale, lease or other disposition, if any, shall be applied: first, to all costs of repossession, storage, and disposition including without limitation reasonable attorneys’, appraisers’, and auctioneers’ fees; second, to discharge the obligations then in default; third, credit to the Stipulated Loss Value; fourth, to expenses incurred in paying or settling liens and claims against the Equipment; and lastly, to Lessee, if there exists any surplus. Lessee shall remain fully liable for any deficiency.

(c) The foregoing remedies are cumulative, and any or all thereof may be exercised instead of or in addition to each other or any remedies at law, in equity, or under statute. Lessee waives notice of sale or other disposition (and the time and place thereof), and the manner and place of any advertising. Lessee shall pay Lessor’s reasonable attorney’s fees incurred in connection with the enforcement, assertion, defense or preservation of Lessor’s rights and remedies under this Agreement, or if prohibited by law, such lesser sum as may be permitted. Waiver of any default shall not be a waiver of any other or subsequent default.

(d) Any default under the terms of this or any other agreement between Lessor and Lessee may be declared by Lessor a default under this and any such other agreement.

12. ASSIGNMENT: Except in accordance with section 19 LESSEE SHALL NOT SELL, TRANSFER, ASSIGN, ENCUMBER OR SUBLET ANY EQUIPMENT OR THE INTEREST OF LESSEE IN THE EQUIPMENT WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR which will not be unreasonably withheld. Lessor may, without the consent of Lessee, assign this Agreement, any Schedule or the right to enter into a Schedule. Lessee agrees that if Lessee receives written notice of an assignment from Lessor, Lessee will pay all accrued but unpaid rent and all other amounts payable under any assigned Schedule to such assignee or as instructed by Lessor. Lessee also agrees to confirm in writing receipt of the notice of assignment as may be reasonably requested by assignee. Lessee hereby waives and agrees not to assert against any such assignee any defense, set-off, recoupment claim or counterclaim which Lessee has or may at any time have against Lessor for any reason whatsoever. Lessee may assign this Agreement only in connection with a merger or change in control event permitted by, or consented to by Lessor under, the terms of Section 19(j).

13. NET LEASE: Lessee is unconditionally obligated to pay the Stipulated Loss Value and other amounts due if the Equipment is damaged or destroyed, if it is defective or if Lessee no longer can use it Lessee is not entitled to reduce or set-off against rent or other amounts due to Lessor or to anyone to whom Lessor assigns this Agreement or any Schedule whether Lessee’s claim arises out of this Agreement, any Schedule, any statement by Lessor, Lessor’s liability or any manufacturer’s liability, strict liability, negligence or otherwise.

14. INDEMNIFICATION:

(a) Lessee hereby agrees to indemnify Lessor, its agents, employees, successors and assigns (on an after tax basis) from and against any and all losses, damages, penalties, injuries, claims, actions and suits, including legal expenses, of whatsoever kind and nature arising out of or relating to the Equipment or this Agreement, except to the extent the losses, damages, penalties, injuries, claims, actions, suits or expenses result from Lessor’s gross negligence or willful misconduct (“Claims”). This indemnity shall include, but is not limited to, Lessor’s strict liability in tort and Claims, arising out of (i) the selection, manufacture, purchase, acceptance or rejection of Equipment, the ownership of Equipment during the term of this Agreement, and the delivery, lease, possession, maintenance, uses, condition, return or operation of Equipment (including, without limitation, latent and other defects, whether or not discoverable by Lessor or Lessee and any claim for patent, trademark or copyright infringement or environmental damage) or (ii) the condition of Equipment sold or disposed of after use by Lessee, any sublessee or employees of Lessee. Lessee shall, upon request, defend any actions based on, or arising out of, any of the foregoing.

(b) Lessee hereby represents, warrants and covenants that (i) on the Lease Commencement Date for any unit of Equipment, such unit will qualify for all of the items of deduction and credit specified in Section C of the applicable Schedule (“Tax Benefits”) in the hands of Lessor, and (ii) at no time during the term of this Agreement will Lessee take or omit to take, nor will it permit any sublessee or assignee to take or omit to take, any action (whether or not such act or omission is otherwise permitted by Lessor or by this Agreement), which will result in the disqualification of any Equipment for, or recapture of, all or any portion of such Tax Benefits.

(c) If as a result of a breach of any material representation, warranty or covenant of the Lessee contained in this Agreement or any Schedule (i) tax counsel of Lessor shall determine that Lessor is not entitled to claim on its Federal income tax return all or any portion of the Tax Benefits with respect to any Equipment, or (ii) any Tax Benefit claimed on the Federal income tax return of Lessor is disallowed or adjusted by the Internal Revenue Service, or (iii) any Tax Benefit is recalculated or recaptured (any determination, disallowance, adjustment, recalculation or recapture being a “Loss”), then Lessee shall pay to Lessor, as an indemnity and as additional rent, an amount that shall, in the reasonable opinion of Lessor, cause Lessor’s after-tax economic yields and cash flows to equal the Net Economic Return that would have been realized by Lessor if such Loss had not occurred. Such amount shall be payable upon demand accompanied by a statement describing in reasonable detail such Loss and the computation of such amount. The economic yields and cash flows shall be computed on the same assumptions, including tax rates as were used by Lessor in originally evaluating the transaction (“Net Economic Return”). If an adjustment has been made under Section 3 then the Effective Rate used in the next preceding adjustment shall be substituted.

(d) All references to Lessor in this Section 14 include Lessor and the consolidated taxpayer group of which Lessor is a member. All of Lessor’s rights, privileges and indemnities contained in this Section 14 shall survive the expiration or other termination of this Agreement. The rights, privileges and indemnities contained herein are expressly made for the benefit of, and shall be enforceable by Lessor, its successors and assigns.

15. DISCLAIMER: LESSEE ACKNOWLEDGES THAT IT HAS SELECTED THE EQUIPMENT WITHOUT ANY ASSISTANCE FROM LESSOR, ITS AGENTS OR EMPLOYEES. LESSOR DOES NOT MAKE, HAS NOT MADE, NOR SHALL BE DEEMED TO MAKE OR HAVE MADE, ANY WARRANTY OR REPRESENTATION, EITHER EXPRESS OR IMPLIED, WRITTEN OR ORAL, WITH RESPECT TO THE EQUIPMENT LEASED UNDER THIS AGREEMENT OR ANY COMPONENT THEREOF, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY AS TO DESIGN, COMPLIANCE WITH SPECIFICATIONS, QUALITY OF MATERIALS OR WORKMANSHIP, MERCHANTABILITY, FITNESS FOR ANY PURPOSE, USE OR OPERATION, SAFETY, PATENT, TRADEMARK OR COPYRIGHT INFRINGEMENT, OR TITLE. All such risks, as between Lessor and Lessee, are to be borne by Lessee. Without limiting the foregoing, Lessor shall have no responsibility or liability to Lessee or any other person with respect to any of the following; (i) any liability, loss or damage caused or alleged to be caused directly or indirectly by any Equipment, any inadequacy thereof, any deficiency or defect (latent or otherwise) of the Equipment, or any other circumstance in connection with the Equipment; (ii) the use, operation or performance of any Equipment or any risks relating to it; (iii) any interruption of service, loss of business or anticipated profits or consequential damages; or (iv) the delivery, operation, servicing, maintenance, repair, improvement or replacement of any Equipment. If, and so long as, no default exists under this Agreement, Lessee shall be, and hereby is, authorized during the term of this Agreement to assert and enforce whatever claims and rights Lessor may have against any Supplier of the Equipment at Lessee’s sole cost and expense, in the name of and for the account of Lessor and/or Lessee, as their interests may appear.

16. REPRESENTATIONS AND WARRANTIES OF LESSEE: Lessee makes each of the following representations and warranties to Lessor on the date hereof and on the date of execution of each Schedule.

(a) Lessee has adequate power and capacity to enter into, and perform under, this Agreement and all related documents (together, the “Documents”). Lessee is duly qualified to do business wherever necessary to carry on its present business and operations, including the jurisdiction(s) where the Equipment is or is to be located.

(b) The Documents have been duly authorized, executed and delivered by Lessee and constitute valid, legal and binding agreements, enforceable in accordance with their terms, except to the extent that the enforcement of remedies may be limited under applicable bankruptcy and insolvency laws.

(c) No approval, consent or withholding of objections is required from any governmental authority or entity with respect to the entry into or performance by Lessee of the Documents except such as have already been obtained.

(d) The entry into and performance by Lessee of the Documents will not: (i) violate any judgment, order, law or regulation applicable to Lessee or any provision of Lessee’s Certificate of Incorporation or bylaws; or (ii) result in any breach of, constitute a default under or result in the creation of any lien, charge, security interest or other encumbrance upon any Equipment pursuant to any indenture, mortgage, deed of trust, bank loan or credit agreement or other instrument (other than this Agreement) to which Lessee is a party.

(e) There are no suits or proceedings pending or threatened in court or before any commission, board or other administrative agency against or affecting Lessee, which if decided against Lessee will have a material adverse effect on the ability of Lessee to fulfill its obligations under this Agreement

(f) The Equipment accepted under any Certificate of Acceptance is and will remain tangible personal property.

(g) Each financial statement delivered to Lessor has been prepared in accordance with generally accepted accounting principles consistently applied. S

(h) Lessee’s exact legal name is as set forth in the first sentence of this Agreement and Lessee is and will be at all times validly existing and in good standing under the laws of the State of its incorporation or organization (specified in the first sentence of this Agreement).

(i) The Equipment will at all times be used for commercial or business purposes.

(j) Lessee is and will remain in full compliance with all laws and regulations applicable to it including, without limitation, (i) ensuring that no person who owns a controlling interest in or otherwise controls Lessee is or shall be (Y) listed on the Specially Designated Nationals and Blocked Person List maintained by the Office of Foreign Assets Control (“OFAC”), Department of the Treasury, and/or any other similar lists maintained by OFAC pursuant to any authorizing statute, Executive Order or regulation or (Z) a person designated under Section l(b), (c) or (d) of Executive Order No. 13224 (September 23, 2001), any related enabling legislation or any other similar Executive Orders, and (ii) compliance with all applicable Bank Secrecy Act (“BSA”) laws, regulations and government guidance on BSA compliance and on the prevention and detection of money laundering violations.

17. EARLY TERMINATION:

(a) On or after the First Termination Date (specified in the applicable Schedule), Lessee may, so long as no default exists hereunder, terminate this Agreement as to all (but not less than all) of the Equipment on such Schedule as of a rent payment date (“Termination Date”). Lessee must give Lessor at least sixty (60) days prior written notice of the termination.

(b) Lessee shall, and Lessor may, solicit cash bids for the Equipment on an AS IS, WHERE IS BASIS without recourse to or warranty from Lessor, express or implied (“AS IS BASIS”). Prior to the Termination Date, Lessee shall (i) certify to Lessor any bids received by Lessee and (ii) pay to Lessor (A) the Termination Value (calculated as of the rent due on the Termination Date) for the Equipment, and (B) all accrued rent and other sums due and unpaid as of the Termination Date.

(c) If all amounts due hereunder have been paid on the Termination Date, Lessor shall (i) sell the Equipment on an AS IS BASIS for cash to the highest bidder and (ii) refund the proceeds of such sale (net of any related expenses) to Lessee up to the amount of the Termination Value. If such sale is not consummated, no termination shall occur and Lessor shall refund the Termination Value (less any expenses incurred by Lessor) to Lessee.

(d) Notwithstanding the foregoing, Lessor may elect by written notice, at any time prior to the Termination Date, not to sell the Equipment In that event, on the Termination Date Lessee shall (i) return the Equipment (in accordance with Section 10) and (ii) pay to Lessor all amounts required under Section 17(b) less the amount of the highest bid certified by Lessee to Lessor.

18. PURCHASE OPTION:

(a) Lessee may at lease expiration purchase all (but not less than all) of the Equipment in any Schedule on an AS IS BASIS for cash equal to its then Fair Market Value (plus all applicable sales taxes). Lessee must notify Lessor of its intent to purchase the Equipment in writing at least sixty (60) days in advance. If Lessee is in default or if the Lease has already been terminated Lessee may not purchase the Equipment.

(b) “Fair Market Value” shall mean the price that a willing buyer (who is neither a lessee in possession nor a used equipment dealer) would pay for the Equipment in an arm’s-length transaction to a willing seller under no compulsion to sell. In determining the Fair Market Value the Equipment shall be assumed to be in the condition in which it is required to be maintained and returned under this Agreement If the Equipment is installed it shall be valued on an installed basis. The costs of removal from current location shall not be a deduction from the value of the Equipment. If Lessor and Lessee are unable to agree on the Fair Market Value at least one hundred thirty-five (135) days before lease expiration, Lessor shall appoint an independent appraiser (reasonably acceptable to Lessee) to determine Fair Market Value. The independent appraiser’s determination shall be final, binding and conclusive. Lessee shall bear all reasonable costs associated with any such appraisal.

(c) Lessee shall be deemed to have waived this option unless it provides Lessor with written notice of its irrevocable election to exercise the same within fifteen (15) days after Fair Market Value is told to Lessee.

19.	MISCELLANEOUS:

(a) LESSEE AND LESSOR UNCONDITIONALLY WAIVE THEIR RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN LESSEE AND LESSOR RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN LESSEE AND LESSOR. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT. THIS WAIVER IS IRREVOCABLE. THIS WAIVER MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING. THE WAIVER ALSO SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, ANY RELATED DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION. THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

(b) The Equipment shall remain Lessor’s property unless Lessee purchases the Equipment from Lessor and until such time Lessee shall only have the right to use the Equipment as a lessee. Any cancellation or termination by Lessor of this Agreement, any Schedule, supplement or amendment hereto, or the lease of any Equipment hereunder shall not release Lessee from any then outstanding obligations to Lessor hereunder. All Equipment shall at all times remain personal property of Lessor even though it may be attached to real property. The Equipment shall not become part of any other property by reason of any installation in, or attachment to, other real or personal property.

(c) Lessor’s failure at any time to require strict performance by Lessee of any of the provisions hereof shall not waive or diminish Lessor’s right at any other time to demand strict compliance with this Agreement. Lessee agrees, upon Lessor’s reasonable request, to execute, or otherwise authenticate, any document, record or instrument necessary or expedient for filing, recording or perfecting the interest of Lessor or to carry out the intent of this Agreement. In addition, Lessee hereby authorizes Lessor to file a financing statement and amendments thereto describing the Equipment described in any and all Schedules now and hereafter executed pursuant hereto and adding any other collateral described therein and containing any other information required by the applicable Uniform Commercial Code. Lessee irrevocably grants to Lessor the power to sign Lessee’s name and generally to act on behalf of Lessee to execute and file financing statements and other documents pertaining to any or all of the Equipment. Lessee hereby ratifies its prior authorization for Lessor to file financing statements and amendments thereto describing the Equipment and containing any other information required by any applicable law (including without limitation the Uniform Commercial Code) if filed prior to the date hereof. All notices required to be given hereunder shall be deemed adequately given if sent by registered or certified mail to the addressee at its address stated herein, or at such other place as such addressee may have specified in writing. This Agreement and any Schedule and Annexes thereto constitute the entire agreement of the parties with respect to the subject matter hereof. NO VARIATION OR MODIFICATION OF THIS AGREEMENT OR ANY WAIVER OF ANY OF ITS PROVISIONS OR CONDITIONS, SHALL BE VALID UNLESS IN WRITING AND SIGNED BY AN AUTHORIZED REPRESENTATIVE OF THE PARTIES HERETO.

(d) If Lessee does not comply with any provision of this Agreement, Lessor shall have the right, but shall not be obligated, to effect such compliance, in whole or in part. All reasonable amounts spent and obligations incurred or assumed by Lessor in effecting such compliance shall constitute additional rent due to Lessor. Lessee shall pay the additional rent within five days after the date Lessor sends notice to Lessee requesting payment. Lessor’s effecting such compliance shall not be a waiver of Lessee’s default

(e) Any rent or other amount not paid to Lessor when due shall bear interest, from the due date until paid, at the lesser of eighteen percent (18%) per annum or the maximum rate allowed by law. Any provisions in this Agreement and any Schedule that are in conflict with any statute, law or applicable rule shall be deemed omitted, modified or altered to conform thereto. Notwithstanding anything to the contrary contained in this Agreement or any Schedule, in no event shall this Agreement or any Schedule require the payment or permit the collection of amounts in excess of the maximum permitted by applicable law.

(f) INTENTIONALLY OMITTED

(g) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CONNECTICUT (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, REGARDLESS OF THE LOCATION OF THE EQUIPMENT.

(h) Any cancellation or termination by Lessor, pursuant to the provisions of this Agreement, any Schedule, supplement or amendment hereto, of the lease of any “Equipment hereunder, shall not release Lessee from any then outstanding obligations to Lessor hereunder.

(i) To the extent that any Schedule would constitute chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest therein may be created through the transfer or possession of this Agreement in and of itself without the transfer or possession of the original of a Schedule executed pursuant to this Agreement and incorporating this Agreement by reference; and no security interest in this Agreement and a Schedule may be created by the transfer or possession of any counterpart of the Schedule other than the original thereof, which shall be identified as the document marked “Original” and all other counterparts shall be marked “Duplicate”.

(j) Lessee may, without the consent of Lessor, merge or consolidate with or into any other entity or acquire all or substantially all of the capital stock or assets of another entity (collectively, a “Merger Event”) if (A) such Merger Event shall require the expenditure of less than twenty-five percent (25%) of the cash on Lessee’s balance sheet immediately prior to such Merger Event or (B) the consideration paid by Lessee in such Merger Event shall be comprised solely of its equity securities. For other mergers/acquisitions which do not meet this test, Lessor has the right to consent, not to be unreasonably withheld. If Lessor does not consent, Lessee has the right to exercise its early purchase option as specified in the corresponding schedules.

(k) Except with Lessor’s prior written consent (which shall not be unreasonably withheld), Lessee shall not have a material change in its ownership of greater than 49% (other than by the sale of Lessee’s equity securities in a public offering or to venture capital investors) (an “Ownership Event”); provided, however, that, if the Ownership Event consists of an acquisition by a person/entity with a net worth of $100,000,000 or greater, Lessor’s consent to such Ownership Event shall not be required (collectively, an “Ownership Event”). For an Ownership Event which does not meet this test, Lessor has the right to consent, not to be unreasonably withheld. If Lessor does not consent, Lessee has the right to exercise its early purchase option as specified in the corresponding schedules.

(l) Each party hereto agrees to keep confidential, the terms and provisions of the Documents and the transactions contemplated hereby and thereby (collectively, the “Transactions”). Notwithstanding the foregoing, the obligations of confidentiality contained herein, as they relate to the Transactions, shall not apply to the federal tax structure or federal tax treatment of the Transactions, and each party hereto (and any employee, representative, or agent of any party hereto) may disclose to any and all persons, without limitation of any kind, the federal tax structure and federal tax treatment of the Transactions. The preceding sentence is intended to cause each Transaction to be treated as not having been offered under conditions of confidentiality for purposes of Section 1.6011-4(b)(3) (or any successor provision) of the Treasury Regulations promulgated under Section 6011 of the Internal Revenue Code of 1986, as amended, and shall be construed in a manner consistent with such purpose. In addition, each party hereto acknowledges that it has no proprietary or exclusive rights to the federal tax structure of the Transactions or any federal tax matter or federal tax idea related to the Transactions.

IN WITNESS WHEREOF, Lessee and Lessor have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

LESSOR:		LESSEE:
General Electric Capital Corporation		INFINITY PHARMACEUTICALS, INC.

By:	/s/ John Edel	By:	/s/ Steven H. Holtzman
Name:	John Edel	Name:
Title:	SVP	Title:

CS(R020403) 4155925001     *LEAS8760*

BIOTECH EQUIPMENT SCHEDULE

SCHEDULE NO. 001

DATED THIS _______________

TO MASTER LEASE AGREEMENT

DATED AS OF August 11, 2004

Lessor & Mailing Address:	Lessee & Mailing Address:
General Electric Capital Corporation 83 Wooster Heights Road Danbury, CT 06810	Infinity Pharmaceuticals, Inc. 780 Memorial Drive Cambridge, MA 02139

This Schedule is executed pursuant to, and incorporates by reference the terms and conditions of, and capitalized terms not defined herein shall have the meanings assigned to them in, the Master Lease Agreement identified above (“Agreement” said Agreement and this Schedule being collectively referred to as “Lease”). This Schedule, incorporating by reference the Agreement, constitutes a separate instrument of lease.

A. Equipment:	Subject to the terms and conditions of the Lease, Lessor agrees to Lease to Lessee the Equipment described below (the “Equipment”).

Number of Units	Capitalized Lessor’s Cost	Manufacturer	Serial Number	Model and Type of Equipment

SEE EXHIBIT A ATTACHED HERETO AND MADE A PART HEREOF

B.	Financial Terms

1.	Advance Rent (if any): $11,240.93	5.	Basic Term Commencement Date:
2.	Capitalized Lessor’s Cost: $324,424.81	6.	Lessee Federal Tax ID No.: 04-3549480
3.	Basic Term (No. of Months): 30 Months.	7.	Last Delivery Date:
4.	Basic Term Lease Rate Factor: 3.464879	8.	Daily Lease Rate Factor: .01155

9.	First Termination Date: Thirty (30) months after the Basic Term Commencement Date.

10.	Interim Rent: For the period from and including the Lease Commencement Date to but not including the Basic Term Commencement Date (“Interim Period”), Lessee shall pay as rent (“Interim Rent”) for each unit of Equipment, the product of the Daily Lease Rate Factor times the Capitalized Lessor’s Cost of such unit times the number of days in the Interim Period. Interim Rent shall be due on the lease commencement.

11.	Basic Term Rent Commencing on _____________ and on the same day of each month thereafter (each, a “Rent Payment Date”) during the Basic Term, Lessee shall pay as rent (“Basic Term Rent”) the product of the Basic Term Lease Rate Factor times the Capitalized Lessor’s Cost of all Equipment on this Schedule.

C.	Tax Benefits Depreciation Deductions:

1. Depreciation method is the 200% declining balance method, switching to straight line method for the 1st taxable year for which using the straight line method with respect to the adjusted basis as of the beginning of such year will yield a larger allowance.

2. Recovery Period: Five (5) Years.

3. Basis: 100 % of the Capitalized Lessor’s Cost.

D.	Property Tax

PROPERTY TAX NOT APPLICABLE ON EQUIPMENT LOCATED IN MASSACHUSETTS.

Lessor may notify Lessee (and Lessee agrees to follow such notification) regarding any changes in property tax reporting and payment responsibilities.

E.	Article 2A Notice

IN ACCORDANCE WITH THE REQUIREMENTS OF ARTICLE 2A OF THE UNIFORM COMMERCIAL CODE AS ADOPTED IN THE APPLICABLE STATE, LESSOR HEREBY MAKES THE FOLLOWING DISCLOSURES TO LESSEE PRIOR TO EXECUTION OF THE LEASE, (A) THE PERSON(S) SUPPLYING THE EQUIPMENT IS IBM (THE “SUPPLIER(S)”), (B) LESSEE IS ENTITLED TO THE PROMISES AND WARRANTIES, INCLUDING THOSE OF ANY THIRD PARTY, PROVIDED TO THE LESSOR BY SUPPLIER(S), WHICH IS SUPPLYING THE EQUIPMENT IN CONNECTION WITH OR AS PART OF THE CONTRACT BY WHICH LESSOR ACQUIRED THE EQUIPMENT AND (C) WITH RESPECT TO SUCH EQUIPMENT, LESSEE MAY COMMUNICATE WITH SUPPLIER(S) AND RECEIVE AN ACCURATE AND COMPLETE STATEMENT OF SUCH PROMISES AND WARRANTIES, INCLUDING ANY DISCLAIMERS AND LIMITATIONS OF THEM OR OF REMEDIES. TO THE EXTENT PERMITTED BY APPLICABLE LAW, LESSEE HEREBY WAIVES ANY AND ALL RIGHTS AND REMEDIES CONFERRED UPON A LESSEE IN ARTICLE 2A AND ANY RIGHTS NOW OR HEREAFTER CONFERRED BY STATUTE OR OTHERWISE WHICH MAY LIMIT OR MODIFY ANY OF LESSOR’S RIGHTS OR REMEDIES UNDER THE DEFAULT AND REMEDIES SECTION OF THE AGREEMENT.

F.	Stipulated Loss and Termination Value Table*

*SEE ANNEX D ATTACHED HERETO AND MADE A PART HEREOF.

G.	Modifications and Additions for This Schedule Only

For purposes of this Schedule only, the Agreement is amended as follows:

1 EQUIPMENT SPECIFIC PROVISIONS

The MAINTENANCE Section of the Lease is amended by adding the following as the fifth sentence in subsection (a):

Lessee agrees that upon return of the Equipment, it will comply with all original manufacturer’s performance specifications for new Equipment without expense to Lessor. Lessee shall, if requested by Lessor, obtain a certificate or service report from the manufacturer attesting to such condition.

Each reference contained in this Agreement to:

(a) “Adverse Environmental Condition” shall refer to (i) the existence or the continuation of the existence, of an Environmental Emission (including, without limitation, a sudden or non-sudden accidental or non-accidental Environmental Emission), of, or exposure to, any substance, chemical, material, pollutant, Contaminant, odor or audible noise or other release or emission in, into or onto the environment (including, without limitation, the air, ground, water or any surface) at, in, by, from or related to any Equipment, (ii) the environmental aspect of the transportation, storage, treatment or disposal of materials in connection with the operation of any Equipment or (iii) the violation, or alleged violation of any statutes, ordinances, orders, rules regulations, permits or licenses of, by or from any governmental authority, agency or court relating to environmental matters connected with any Equipment.

(b) “Affiliate” shall refer, with respect to any given Person, to any Person that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person.

(c) “Contaminant” shall refer to those substances which are regulated by or form the basis of liability under any Environmental Law, including, without limitation, asbestos, polychlorinated biphenyls (“PCB’s”), and radioactive substances, or other material or substance which has in the past or could in the future constitute a health, safety or environmental hazard to any Person, property or natural resources.

(d) “Environmental Claim” shall refer to any accusation, allegation, notice of violation, claim, demand, abatement or other order on direction (conditional or otherwise) by any governmental authority or any Person for personal injury (including sickness, disease or death), tangible or intangible property damage, damage to the environment or other adverse effects on the environment, or for fines, penalties or restrictions, resulting from or based upon any Adverse Environmental Condition.

(e) “Environmental Emission” shall refer to any actual or threatened release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment, or into or out of any of the Equipment, including, without limitation, the movement of any Contaminant or other substance through or in the air, soil, surface water, groundwater or property.

(f) “Environmental Law” shall mean any federal, foreign, state or local law, role or regulation pertaining to the protection of the environment, including, but not limited to, the Comprehensive Environmental Response, Compensation, and Liability Act (“CERCLA”) (42 U.S.C. Section 9601 et seq.), the Hazardous Material Transportation Act (49 U.S.C. Section 1801 et seq.), the Federal Water Pollution Control Act (33 U.S.C. Section 1251 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.), the Clean Air Act (42 U.S.C. Section 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. Section 2601 et seq.), the Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C. Section 1361 et seq.), and the Occupational Safety and Health Act (19 U.S.C. Section 651 et seq.), as these laws have been amended or supplemented, and any analogous foreign, federal, state or local statutes, and the regulations promulgated pursuant thereto.

(g) “Environmental Loss” shall mean any loss, cost, damage, liability, deficiency, fine, penalty or expense (including, without limitation, reasonable attorneys’ fees, engineering and other professional or expert fees), investigation, removal, cleanup and remedial costs (voluntarily or involuntarily incurred) and damages to, loss of the use of or decrease in value of the Equipment arising out of or related to any Adverse Environmental Condition.

(h) “Person” shall include any individual, partnership, corporation, trust, unincorporated organization, government or department or agency thereof and any other entity.

Lessee shall fully and promptly pay, perform, discharge, defend, indemnify and hold harmless Lessor and its Affiliates, successors and assigns, directors, officers, employees and agents from and against any Environmental Claim or Environmental Loss.

The provisions of this Schedule shall survive any expiration or termination of the Lease and shall be enforceable by Lessor, its successors and assigns.

The MAINTENANCE Section subsection (a) of the Lease shall be amended by adding the following at the end thereof:

RETURN PROVISIONS: In addition to the provisions provided for in the RETURN OF EQUIPMENT Section of the Lease, and provided that Lessee has elected not to exercise its option to purchase the Equipment, at Lessor’s reasonable request, Lessee shall, at its expense:

(a) Upon the request of Lessor, Lessee shall no later than sixty (60) days prior to the expiration or other termination of the Lease provide:

(i) a detailed inventory of the Equipment (including the model and serial number of each major component thereof), including, without limitation, all internal circuit boards, module boards, and software features;

(ii) a complete and current set of all manuals, equipment configuration, setup and operation diagrams, maintenance records and other data that may be reasonably requested by Lessor concerning the configuration and operation of the Equipment; and

(iii) a certification of the manufacturer or of a maintenance provider acceptable to Lessor that the Equipment (1) has been tested and is operating in accordance with manufacturers specifications (together with a report detailing the condition of the Equipment), the results of such test(s) and inspection(s) and all repairs that were performed as a result of such test(s) and inspections) and (2) that the Equipment qualifies for the manufacturers used equipment maintenance program.

(b) Upon the request of Lessor, Lessee shall, no later than sixty (60) days prior to the expiration or other termination of the Lease, make the Equipment available for on-site operational inspection by persons designated by the Lessor who shall be duly qualified to inspect the Equipment in its operational environment

(c) All Equipment shall be reasonably cleaned and treated with respect to rust, corrosion and appearance in accordance with manufacturers recommendations and consistent with the best practices of dealers in used equipment similar to the Equipment; shall have no Lessee installed markings or labels which are not necessary for the operation, maintenance or repair of the Equipment; and shall be in compliance with all applicable governmental laws, rules and regulations.

(d) The Equipment shall be deinstalled and packed by or under the supervision of the manufacturer or such other person acceptable to Lessor in accordance with manufacturers recommendations. Without limitation, all internal fluids will either be drained and disposed of or filled and secured in accordance with manufacturers recommendations and applicable governmental laws, rules and regulations.

(e) Provide for transportation of the Equipment in a manner consistent with the manufacturer’s recommendations and practices to any locations within the continental United States as Lessor shall direct; and shall have the Equipment unloaded at such locations.

H.	Payment Authorization

Yon are hereby irrevocably authorized and directed to deliver and apply the proceeds due under this Schedule as follows:

Company Name	Address	Amount
IBM	P.O. BOX 945684, ATLANTA, GA	$324.424.81

This authorization and direction is given pursuant to the same authority authorizing the above-mentioned financing.

2124 4137753011	*LEAS2124*

ANNEX D

TO

SCHEDULE NO. 011

TO MASTER LEASE AGREEMENT

DATED AS OF August 11, 2004

STIPULATED LOSS AND TERMINATION VALUE TABLE*

Rental Basic	Termination Value Percentage	Stipulated Loss Value Percentage	Rental	Termination Value Percentage	Stipulate Loss Value Percentage
1	102.276	106.556	16	57.729	67.869
2	99.515	104.186	17	54.567	65.098
3	96.728	101.790	18	51.375	62.297
4	93.891	99.344	19	48.152	59.465
5	91.006	96.850	20	44.914	56.617
6	88.094	94.327	21	41.661	53.755
7	85.153	91.778	22	38.393	50.877
8	82.193	89.209	23	35.108	47.983
9	79.214	86.620	24	31.792	45.058
10	76.215	84.011	25	28.460	42.116
11	73.195	81.382	26	25.111	39.158
12	70.147	78.725	27	21.730	36.167
13	67.078	76.046	28	18.332	33.160
14	63.988	73.348	29	14.918	30.136
15	60.869	70.619	30	11.470	27.079

Initials:	/s/ Illegible	/s/ Illegible
	Lessor	Lessee

*	The Stipulated Loss Value or Termination Value for any unit of Equipment shall be equal to the Capitalized Lessor’s Cost of such unit multiplied by the appropriate percentage derived from the above table. In the event that the Lease is for any reason extended; then the last percentage figure shown above shall control throughout any such extended term.

iCS(R020403) 4155925003	*LEAS8760*

BIOTECH EQUIPMENT SCHEDULE

SCHEDULE NO. 003

DATED THIS 6/30/05

TO MASTER LEASE AGREEMENT

DATED AS OF August 11, 2004

Lessor & Mailing Address:	Lessee & Mailing Address:
General Electric Capital Corporation	Infinity Pharmaceuticals, Inc.
S3 Wooster Heights Road	780 Memorial Drive
Danbury, CT 06810	Cambridge, MA 02139

This Schedule is executed pursuant to, and incorporates by reference the terms and conditions of, and capitalized terms not defined herein shall have the meanings assigned to them in, the Master Lease Agreement identified above (“Agreement” said Agreement and this Schedule being collectively referred to as “Lease”). This Schedule, incorporating by reference the Agreement, constitutes a separate instrument of lease.

A.	Equipment: Subject to the terms and conditions of the Lease, Lessor agrees to Lease to Lessee the Equipment described below (the “Equipment”).

Number of Units	Capitalized Lessor’s Cost	Manufacturer	Serial Number	Model and Type of Equipment

SEE EXHIBIT A ATTACHED HERETO AND MADE A PART HEREOF

B.	Financial Terms

1. Advance Rent (if any): $1,592.96

2. Capitalized Lessor’s Cost: $46,598.47

3. Basic Term (No. of Months): 39 Months.

4. Basic Term Lease Rate Factor: 3.418476

5. Basic Term Commencement Date:

6. Lessee Federal Tax ID No.: 04-3549480

7. Last Delivery Date:

8. Daily Lease Rate Factor: .11395

9.	First Termination Date: Thirty (30) months after the Basic Term Commencement Date.

10.	Interim Rent: For the period from and including the Lease Commencement Date to but not including the Basic Term Commencement Date (“Interim Period”), Lessee shall pay as rent (“Interim Rent”) for each unit of Equipment, the product of the Daily Lease Rate Factor times the Capitalized Lessor’s Cost of such unit times the number of days in the Interim Period. Interim Rent shall be due on the lease commencement.

11.	Basic Term Rent. Commencing on 7/1/05 and on the same day of each month thereafter (each, a “Rent Payment Date”) during the Basic Term, Lessee shall pay as rent (“Basic Term Rent”) the product of the Basic Term Lease Rate Factor times the Capitalized Lessor’s Cost of all Equipment on this Schedule.

C.	Tax Benefits Depreciation Deductions:

1.	Depreciation method is the 200% declining balance method, switching to straight line method for the 1st taxable year for which using the straight line method with respect to the adjusted basis as of the beginning of such year will yield a larger allowance.

2.	Recovery Period: Five (5) Years.

3.	Basis: 100% of the Capitalized Lessor’s Cost.

D.	Property Tax

PROPERTY TAX NOT APPLICABLE ON EQUIPMENT LOCATED IN MASSACHUSETTS.

Lessor may notify Lessee (and Lessee agrees to follow such notification) regarding any changes in property tax reporting and payment responsibilities.

E.	Article 2A Notice

IN ACCORDANCE WITH THE REQUIREMENTS OF ARTICLE 2A OF THE UNIFORM COMMERCIAL CODE AS ADOPTED IN THE APPLICABLE STATE, LESSOR HEREBY MAKES THE FOLLOWING DISCLOSURES TO LESSEE PRIOR TO EXECUTION OF THE LEASE, (A) THE PERSON(S) SUPPLYING THE EQUIPMENT IS IBM (THE “SUPPLIER(S)”), (B) LESSEE IS ENTITLED TO THE PROMISES AND WARRANTIES, INCLUDING THOSE OF ANY THIRD PARTY, PROVIDED TO THE LESSOR BY SUPPLIER(S), WHICH IS SUPPLYING THE EQUIPMENT IN CONNECTION WITH OR AS PART OF THE CONTRACT BY WHICH LESSOR ACQUIRED THE EQUIPMENT AND (C) WITH RESPECT TO SUCH EQUIPMENT, LESSEE MAY COMMUNICATE WITH SUPPLIER(S) AND RECEIVE AN ACCURATE AND COMPLETE STATEMENT OF SUCH PROMISES AND WARRANTIES, INCLUDING ANY DISCLAIMERS AND LIMITATIONS OF THEM OR OF REMEDIES. TO THE EXTENT PERMITTED BY APPLICABLE LAW, LESSEE HEREBY WAIVES ANY AND ALL RIGHTS AND REMEDIES CONFERRED UPON A LESSEE IN ARTICLE 2A AND ANY RIGHTS NOW OR HEREAFTER CONFERRED BY STATUTE OR OTHERWISE WHICH MAY LIMIT OR MODIFY ANY OF LESSOR’S RIGHTS OR REMEDIES UNDER THE DEFAULT AND REMEDIES SECTION OF THE AGREEMENT.

F.	Stipulated Loss and Termination Value Table*

*SEE ANNEX D ATTACHED HERETO AND MADE A PART HEREOF.

G.	Modifications and Additions for This Schedule Only

For purposes of this Schedule only, the Agreement is amended as follows:

I.	EQUIPMENT SPECIFIC PROVISIONS

The MAINTENANCE Section of the Lease is amended by adding the following as the fifth sentence in subsection (a):

Lessee agrees that upon return of the Equipment, it will comply with all original manufacturer’s performance specifications for new Equipment without expense to Lessor. Lessee shall, if requested by Lessor, obtain a certificate or service report from the manufacturer attesting to such condition.

Each reference contained in this Agreement to:

(a) “Adverse Environmental Condition” shall refer to (i) the existence or the continuation of the existence, of an Environmental Emission (including, without limitation, a sudden or non-sudden accidental or non-accidental Environmental Emission), of, or exposure to, any substance, chemical, material, pollutant, Contaminant, odor or audible noise or other release or emission in, into or onto the environment (including, without limitation, the air, ground, water or any surface) at, in, by, from or related to any Equipment, (ii) the environmental aspect of the transportation, storage, treatment or disposal of materials in connection with the operation of any Equipment or (iii) the violation, or alleged violation of any statutes, ordinances, orders, rules regulations, permits or licenses of, by or from any governmental authority, agency or court relating to environmental matters connected with any Equipment.

(b) “Affiliate” shall refer, with respect to any given Person, to any Person that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person.

(c) “Contaminant” shall refer to those substances which are regulated by or form the basis of liability under any Environmental Law, including, without limitation, asbestos, polychlorinated biphenyls (“PCB’s”), and radioactive substances, or other material or substance which has in the past or could in the future constitute a health, safety or environmental hazard to any Person, property or natural resources.

(d) “Environmental Claim” shall refer to any accusation, allegation, notice of violation, claim, demand, abatement or other order on direction (conditional or otherwise) by any governmental authority or any Person for personal injury (including sickness, disease or death), tangible or intangible property damage, damage to the environment or other adverse effects on the environment, or for fines, penalties or restrictions, resulting from or based upon any Adverse Environmental Condition.

(e) “Environmental Emission” shall refer to any actual or threatened release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment, or into or out of any of the Equipment, including, without limitation, the movement of any Contaminant or other substance through or in the air, soil, surface water, groundwater or property.

(f) “Environmental Law” shall mean any federal, foreign, state or local law, rule or regulation pertaining to the protection of the environment, including, but not limited to, the Comprehensive Environmental Response, Compensation, and Liability Act (“CERCLA”) (42 U.S.C. Section 9601 et seq .), the Hazardous Material Transportation Act (49 U.S.C. Section 1801 et seq .), the Federal Water Pollution Control Act (33 U.S.C. Section 1251 et seq .), the Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq .), the Clean Air Act (42 U.S.C. Section 7401 et seq .), the Toxic Substances Control Act (15 U.S.C. Section 2601 et seq .), the Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C. Section 1361 et seq .), and the Occupational Safety and Health Act (19 U.S.C. Section 651 et seq .), as these laws have been amended or supplemented, and any analogous foreign, federal, state or local statutes, and the regulations promulgated pursuant thereto.

(g) “Environmental Loss” shall mean any loss, cost, damage, liability, deficiency, fine, penalty or expense (including, without limitation, reasonable attorneys’ fees, engineering and other professional or expert fees), investigation, removal, cleanup and remedial costs (voluntarily or involuntarily incurred) and damages to, loss of the use of or decrease in value of the Equipment arising out of or related to any Adverse Environmental Condition.

(h) “Person” shall include any individual, partnership, corporation, trust, unincorporated organization, government or department or agency thereof and any other entity.

Lessee shall fully and promptly pay, perform, discharge, defend, indemnify and hold harmless Lessor and its Affiliates, successors and assigns, directors, officers, employees and agents from and against any Environmental Claim or Environmental Loss.

The provisions of this Schedule shall survive any expiration or termination of the Lease and shall be enforceable by Lessor, its successors and assigns.

The MAINTENANCE Section subsection (a) of the Lease shall be amended by adding the following at the end thereof:

RETURN PROVISIONS: In addition to the provisions provided for in the RETURN OF EQUIPMENT Section of the Lease, and provided that Lessee has elected not to exercise its option to purchase the Equipment, at Lessor’s reasonable request, Lessee shall, at its expense:

(a) Upon the request of Lessor, Lessee shall no later than sixty (60) days prior to the expiration or other termination of the Lease provide:

(i) a detailed inventory of the Equipment (including the model and serial number of each major component thereof), including, without limitation, all internal circuit boards, module boards, and software features;

(ii) a complete and current set of all manuals, equipment configuration, setup and operation diagrams, maintenance records and other data that may be reasonably requested by Lessor concerning the configuration and operation of the Equipment; and

(iii) a certification of the manufacturer or of a maintenance provider acceptable to Lessor that the Equipment (I) has been tested and is operating in accordance with manufacturers specifications (together with a report detailing the condition of the Equipment), the results of such test(s) and inspection(s) and all repairs that were performed as a result of such test(s) and inspection(s) and (2) that the Equipment qualifies for the manufacturers used equipment maintenance program.

(b) Upon the request of Lessor, Lessee shall, no later than sixty (60) days prior to the expiration or other termination of the Lease, make the Equipment available for on-site operational inspection by persons designated by the Lessor who shall be duly qualified to inspect the Equipment in its operational environment.

(c) All Equipment shall be reasonably cleaned and treated with respect to rust, corrosion and appearance in accordance with manufacturers recommendations and consistent with the best practices of dealers in used equipment similar to the Equipment; shall have no Lessee installed markings or labels which are not necessary for the operation, maintenance or repair of the Equipment; and shall be in compliance with all applicable governmental laws, rules and regulations.

(d) The Equipment shall be deinstalled and packed by or under the supervision of the manufacturer or such other person acceptable to Lessor in accordance with manufacturers recommendations. Without limitation, all internal fluids will either be drained and disposed of or filled and secured in accordance with manufacturers recommendations and applicable governmental laws, rules and regulations.

(e) Provide for transportation of the Equipment in a manner consistent with the manufacturer’s recommendations and practices to any locations within the continental United States as Lessor shall direct; and shall have the Equipment unloaded at such locations.

H.	Payment Authorization

You are hereby irrevocably authorized and directed to deliver and apply the proceeds due under this Schedule as follows:

Company Name	Address	Amount
IBM	P.O. BOX 945684, ATLANTA, GA	$46,598.47

The following amounts will be auto debited from you account on 7/1/05

Interim Rent $53.10 and Advance Rent $1,592.96

This authorization and direction is given pursuant to the same authority authorizing the above-mentioned financing.

Pursuant to the provisions of the lease, as it relates to this Schedule, Lessee hereby certifies and warrants that (i) all Equipment listed above has been delivered and installed (if applicable) as of the date stated above, and copies of the Bill(s) of Lading or other documentation acceptable to Lessor which show the date of delivery are attached hereto; (ii) Lessee has inspected the Equipment, and all such testing as it deems necessary has been performed by Lessee, Supplier or the manufacturer; and (iii) Lessee accepts the Equipment for all purposes of the Lease, the purchase documents and all attendant documents.

Lessee does further certify that as of the date hereof (i) Lessee is not in default under the Lease; (ii) the representations and warranties made by Lessee pursuant to or under the Lease are true and correct on the date hereof and (iii) Lessee has reviewed and approves of the purchase documents for the Equipment, if any.

Except as expressly modified hereby, all terms and provisions of the Agreement shall remain in full force and effect. This Schedule is not binding or effective with respect to the Agreement or Equipment until executed on behalf of Lessor and Lessee by authorized representatives of Lessor and Lessee, respectively.

IN WITNESS WHEREOF, Lessee and Lessor have caused this Schedule to be executed by their duly authorized representatives as of the date first above written.

LESSOR:		LESSEE:

General Electric Capital Corporation		Infinity Pharmaceuticals, Inc.

By:	/s/ John Edez	By:	/s/ Thomas J. Burke
Name:	John Edez	Name:	Thomas J. Burke
Title:	SVP	Title:	Controller

2124 4137754754	*LEAS2124*

ANNEX D

TO

SCHEDULE NO. 003

TO MASTER LEASE AGREEMENT

DATED AS OF August 11, 2004

STIPULATED LOSS AND TERMINATION VALUE TABLE *

Rental Basic	Termination Value Percentage	Stipulated Loss Value Percentage	Rental	Termination Value Percentage	Stipulated Loss Value Percentage
1	103.930	107.965	16	63.441	69.521
2	101.491	105.663	17	60.473	66.689
3	99.004	103.311	18	57.471	63.823
4	96.467	100.911	19	54.434	60.922
5	93.901	98.481	20	51.363	57.988
6	91.297	96.014	21	48.259	55.020
7	88.657	93.510	22	45.135	52.032
8	85.986	90.975	23	41.991	49.024
9	83.284	88.409	24	38.826	45.996
10	80.549	85.810	25	35.640	42.947
11	77.781	83.179	26	32.420	39.863
12	74.979	80.514	27	29.179	36.758
13	72.144	77.815	28	25.917	33.632
14	69.277	75.084	29	22.620	30.471
15	66.376	72.320	30	19.301	27.288

Initials:	/s/ Illegible	/s/ Illegible
	Lessor	Lessee

*	The Stipulated Loss Value or Termination Value for any unit of Equipment shall be equal to the Capitalized Lessor’s Cost of such unit multiplied by the appropriate percentage derived from the above table. In the event that the Lease is for any reason extended, then the last percentage figure shown above shall control throughout any such extended term.

EXHIBIT

ACCOUNT             54-003

Company Name:	Infinity Pharmaceuticals	DEPRECIATION DATE	05/31/05
Equipment Location:	780 Memorial Drive, Cambridge MA 02139	DATE OF LAST FUNDING	06/23/05

Inv. Item	Supplier	Invoice #	Inv. Date	Description	QTY	Serial #	Customer’s Internal Tag #(if applicable)	PO#	Amt. Financed	Vendor Total	Ck #	Proof of payment’s	Ck Amt.	Equip Code
1	IBM	4716626	05/19/05	EXP T43 INTEL PENTIUM M 750 1.8 GHZ	1			12530	$1,992.00		GE TO PAY	YES	$41,597.00	COMP
			05/19/05	EXP T43 INTEL PENTIUM M 750 1.8 GHZ	1				$1,992.00					COMP
			05/19/05	EXP T43 INTEL PENTIUM M 750 1.8 GHZ	1				$1,992.00					COMP
			05/19/05	EXP T43 INTEL PENTIUM M 750 1.8 GHZ	1				$1,992.00					COMP
			05/19/05	EXP T43 INTEL PENTIUM M 750 1.8 GHZ	1				$1,992.00					COMP
			05/19/05	EXP T43 INTEL PENTIUM M 750 1.8 GHZ	1				$1,992.00					COMP
			05/19/05	EXP T43 INTEL PENTIUM M 750 1.8 GHZ	1				$1,992.00					COMP
			05/19/05	EXP T43 INTEL PENTIUM M 750 1.8 GHZ	1				$1,992.00					COMP
			05/19/05	EXP T43 INTEL PENTIUM M 750 1.8 GHZ	1				$1,992.00					COMP
			05/19/05	EXP T43 INTEL PENTIUM M 750 1.8 GHZ	1				$1,992.00					COMP
			05/19/05	EXP T43 INTEL PENTIUM M 750 1.8 GHZ	1				$1,992.00					COMP
			05/19/05	EXP T43 INTEL PENTIUM M 750 1.8 GHZ	1				$1,992.00					COMP
			05/19/05	EXP T43 INTEL PENTIUM M 750 1.8 GHZ	1				$1,992.00					COMP
			05/19/05	EXP T43 INTEL PENTIUM M 750 1.8 GHZ	1				$1,992.00					COMP
			05/19/05	EXP T43 INTEL PENTIUM M 750 1.8 GHZ	1				$1,992.00					COMP
			05/19/05	EXP T43 INTEL PENTIUM M 750 1.8 GHZ	1				$1,992.00					COMP
			05/19/05	EXP T43 INTEL PENTIUM M 750 1.8 GHZ	1				$1,992.00					COMP
			05/19/05	EXP T43 INTEL PENTIUM M 750 1.8 GHZ	1				$1,992.00					COMP
			05/19/05	EXP T43 INTEL PENTIUM M 750 1.8 GHZ	1				$1,992.00					COMP
			05/19/05	EXP T43 INTEL PENTIUM M 750 1.8 GHZ	1				$1,992.00					COMP
			05/19/05	Tax					$1,757.00					SOFT
4710498			05/09/05	1GB PC2 4200 CL4 NPDDR2 SD RAM	10				$2,970.00		GE TO PAY	YES	$5,001.47	COMP
			05/09/05	512 MB PC2 4200 CL4 NPDDR2 SD RAM	10				$1,350.00					COMP
			05/09/05	Tax					$238.17					SOFT
			05/09/05	Freight					$443.30	$46,598.47				SOFT
							FUNDING TOTAL		$46,598.47	$46,598.47

Equipment Code List

LAB = Lab Equipment

COMP = Computer Hardware

OFC = Furniture, Telephone, Fax, Etc.

SOFT = Computer Software, Tooling/Molds, Tax, Freight, Extended Warranties, Service Contracts, Tenant Improvements, Etc.

Equip Code	Total	% of Total
LAB	$—	0.00%
COMP	$44,160.00	94.77%
OFC	$—	0.00%
SOFT	$2,438.47	5.23%

Total	$46,598.47	100.00%

Infinity Pharmaceuticals

By:	/s/ Illegible
Title:	Controller

INITIALS:

CS(R020403) 4155925001	*LEAS8760*

BIOTECH EQUIPMENT SCHEDULE

SCHEDULE NO. 001

DATED THIS 8/13/04

TO MASTER LEASE AGREEMENT

DATED AS OF August 11, 2004

Lessor & Mailing Address:	Lessee & Mailing Address:
General Electric Capital Corporation 83 Wooster Heights Road Danbury, CT 06810	Infinity Pharmaceuticals, Inc. 780 Memorial Drive Cambridge, MA 02139

This Schedule is executed pursuant to, and incorporates by reference the terms and conditions of, and capitalized terms not defined herein shall have the meanings assigned to them in, the Master Lease Agreement identified above (“Agreement” said Agreement and this Schedule being collectively referred to as “Lease”). This Schedule, incorporating by reference the Agreement, constitutes a separate instrument of lease.

A.	Equipment: Subject to the terms and conditions of the Lease, Lessor agrees to Lease to Lessee the Equipment described below (the “Equipment”).

Number of Units	Capitalized Lessor’s Cost	Manufacturer	Serial Number	Model and Type of Equipment

SEE EXHIBIT A ATTACHED HERETO AND MADE A PART HEREOF

B.	Financial Terms

1. Advance Rent (if any): $11,240.93

2. Capitalized Lessor’s Cost: $ 324,424.81

3. Basic Term (No. of Months): 30 Months.

4. Basic Term Lease Rate Factor: 3.464879

5. Basic Term Commencement Date:

6. Lessee Federal Tax ID No.: 04-3549480

7. Last Delivery Date:

8. Daily Lease Rate Factor: .01155

9.	First Termination Date: Thirty (30) months after the Basic Term Commencement Date.

10.	Interim Rent: For the period from and including the Lease Commencement Date to but not including the Basic Term Commencement Date (“Interim Period”), Lessee shall pay as rent (“Interim Rent”) for each unit of Equipment, the product of the Daily Lease Rate Factor times the Capitalized Lessor's Cost of such unit times the number of days in the Interim Period. Interim Rent shall be due on the lease commencement.

11.	Basic Term Rent. Commencing on 9/1/04 and on the same day of each month thereafter (each, a “Rent Payment Date”) during the Basic Term, Lessee shall pay as rent (“Basic Term Rent”) the product of the Basic Term Lease Rate Factor times the Capitalized Lessor’s Cost of all Equipment on this Schedule.

C.	Tax Benefits Depreciation Deductions:

1.	Depreciation method is the 200 % declining balance method, switching to straight line method for the 1st taxable year for which using the straight line method with respect to the adjusted basis as of the beginning of such year will yield a larger allowance.

2.	Recovery Period: Five (5) Years.

3.	Basis: 100 % of the Capitalized Lessor’s Cost.

D.	Property Tax

PROPERTY TAX NOT APPLICABLE ON EQUIPMENT LOCATED IN MASSACHUSETTS.

Lessor may notify Lessee (and Lessee agrees to follow such notification) regarding any changes in property as reporting and payment responsibilities.

E.	Article 2A Notice

IN ACCORDANCE WITH THE REQUIREMENTS OF ARTICLE 2A OF THE UNIFORM COMMERCIAL CODE AS ADOPTED IN THE APPLICABLE STATE, LESSOR HEREBY MAKES THE FOLLOWING DISCLOSURES TO LESSEE PRIOR TO EXECUTION OF THE LEASE, (A) THE PERSON(S) SUPPLYING THE EQUIPMENT IS IBM (THE “SUPPLIER(S)”), (B) LESSEE IS ENTITLED TO THE PROMISES AND WARRANTIES, INCLUDING THOSE OF ANY THIRD PARTY, PROVIDED TO THE LESSOR BY SUPPLIER(S), WHICH IS SUPPLYING THE EQUIPMENT IN CONNECTION WITH OR AS PART OF THE CONTRACT BY WHICH LESSOR ACQUIRED THE EQUIPMENT AND (C) WITH RESPECT TO SUCH EQUIPMENT, LESSEE MAY COMMUNICATE WITH SUPPLIER(S) AND RECEIVE AN ACCURATE AND COMPLETE STATEMENT OF SUCH PROMISES AND WARRANTIES, INCLUDING ANY DISCLAIMERS AND LIMITATIONS OF THEM OR OF REMEDIES. TO THE EXTENT PERMITTED BY APPLICABLE LAW, LESSEE HEREBY WAIVES ANY AND ALL RIGHTS AND REMEDIES CONFERRED UPON A LESSEE IN ARTICLE 2A AND ANY RIGHTS NOW OR HEREAFTER CONFERRED BY STATUTE OR OTHERWISE WHICH MAY LIMIT OR MODIFY ANY OF LESSOR'S RIGHTS OR REMEDIES UNDER THE DEFAULT AND REMEDIES SECTION OF THE AGREEMENT.

F.	Stipulated Loss and Termination Value Table*

*SEE ANNEX D ATTACHED HERETO AND MADE A PART HEREOF.

G.	Modifications and Additions for This Schedule Only

For purposes of this Schedule only, the Agreement is amended as follows:

I	EQUIPMENT SPECIFIC PROVISIONS

The MAINTENANCE Section of the Lease is amended by adding the following as the fifth sentence in subsection (a):

Lessee agrees that upon return of the Equipment, it will comply with all original manufacturer's performance specifications for new Equipment without expense to Lessor. Lessee shall, if requested by Lessor, obtain a certificate or service report from the manufacturer attesting to such condition.

Each reference contained in this Agreement to:

(a) “Adverse Environmental Condition” shall refer to (i) the existence or the continuation of the existence, of an Environmental Emission (including, without limitation, a sudden or non-sudden accidental or non-accidental Environmental Emission), of, or exposure to, any substance, chemical, material, pollutant, Contaminant, odor or audible noise or other release or emission in, into or onto the environment (including, without limitation, the air, ground, water or any surface) at, in, by, from or related to any Equipment, (ii) the environmental aspect of the transportation, storage, treatment or disposal of materials in connection with the operation of any Equipment or (iii) the violation, or alleged violation of any statutes, ordinances, orders, rates regulations, permits or licenses of, by or from any governmental authority, agency or court relating to environmental matters connected with any Equipment.

(b) “Affiliate” shall refer, with respect to any given Person, to any Person that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person.

(c) “Contaminant” shall refer to those substances which are regulated by or form the basis of liability under any Environmental Law, including, without limitation, asbestos, polychlorinated biphenyls (“PCB's”), and radioactive substances, or other material or substance which has in the past or could in the future constitute a health, safety or environmental hazard to any Person, property or natural resources.

(d) “Environmental Claim” shall refer to any accusation, allegation, notice of violation, claim, demand, abatement or other order on direction (conditional or otherwise) by any governmental authority or any Person for personal injury (including sickness, disease or death), tangible or intangible property damage, damage to the environment or other adverse effects on the environment, or for fines, penalties or restrictions, resulting from or based upon any Adverse Environmental Condition.

(e) “Environmental Emission” shall refer to any actual or threatened release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, teaching or migration into the indoor or outdoor environment, or into or out of any of the Equipment, including, without limitation, the movement of any Contaminant or other substance through or in the air, soil, surface water, groundwater or property.

(f) “Environmental Law” shall mean any federal, foreign, state of local law, rule or regulation pertaining to the protection of the environment, including, but not limited to, the Comprehensive Environmental Response, Compensation, and Liability Act (“CERCLA”) (42 U.S.C. Section 9601 et seq.), the Hazardous Material Transportation Act (49 U.S.C. Section 1801 seq.), the Federal Water Pollution Control Act (33 U.S.C. Section 1251 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.), the Clean Air Act (42 U.S.C. Section 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. Section 2601 et seq .), the Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C. Section 1361 et seq.), and the Occupational Safety and Health Act (19 U.S.C. Section 651 et seq.), as these laws have been amended or supplemented, and any analogous foreign, federal, state or local statutes, and the regulations promulgated pursuant thereto.

(g) “Environmental Loss” shall mean any loss, cost, damage, liability, deficiency, fine, penalty or expense (including, without limitation, reasonable attorneys’ fees, engineering and other professional or expert fees), investigation, removal, cleanup and remedial costs (voluntarily or involuntarily incurred) and damages to, loss of the use of or decrease in value of the Equipment arising out of or related to any Adverse Environmental Condition.

(h) “Person” shall include any individual, partnership, corporation, trust, unincorporated organization, government or department or agency thereof and any other entity.

Lessee shall fully and promptly pay, perform, discharge, defend, indemnify and hold harmless Lessor and its Affiliates, successors and assigns, directors, officers, employees and agents from and against any Environmental Claim or Environmental Loss.

The provisions of this Schedule shall survive any expiration or termination of the Lease and shall be enforceable by Lessor, its successors and assigns.

The MAINTENANCE Section subsection (a) of the Lease shall be amended by adding the following at the end thereof:

RETURN PROVISIONS: In addition to the provisions provided for in the RETURN OF EQUIPMENT Section of the Lease, and provided that Lessee has elected not to exercise its option to purchase the Equipment, at Lessor’s reasonable request, Lessee shall, at its expense:

(a) Upon the request of Lessor, Lessee shall no later than sixty (60) days prior to the expiration or other termination of the Lease provide:

(i) a detailed inventory of the Equipment (including the model and serial number of each major component thereof), including, without limitation, all internal circuit boards, module boards, and software features;

(ii) a complete and current set of all manuals, equipment configuration, setup and operation diagrams, maintenance records and other data that may be reasonably requested by Lessor concerning the configuration and operation of the Equipment; and

(iii) a certification of the manufacturer or of a maintenance provider acceptable to Lessor that the Equipment (1) has been tested and is operating in accordance with manufacturers specifications (together with a report detailing the condition of the Equipment), the results of such test(s) and inspection(s) and all repairs that were performed as a result of such test(s) and inspection(s) and (2) that the Equipment qualifies for the manufacturers used equipment maintenance program.

(b) Upon the request of Lessor, Lessee shall, no later than sixty (60) days prior to the expiration or other termination of the Lease, make the Equipment available for on-site operational inspection by persons designated by the Lessor who shall be duly qualified to inspect the Equipment in its operational environment.

(c) All Equipment shall be reasonably cleaned and treated with respect to rust, corrosion and appearance in accordance with manufacturers recommendations and consistent with the best practices of dealers in used equipment similar to the Equipment; shall have no Lessee installed markings or labels which are not necessary for the operation, maintenance or repair of the Equipment; and shall be in compliance with all applicable governmental laws, rules and regulations.

(d) The Equipment shall be deinstalled and packed by or under the supervision of the manufacturer or such other person acceptable to Lessor in accordance with manufacturers recommendations. Without limitation, all internal fluids will either be drained and disposed of or filled and secured in accordance with manufacturers recommendations and applicable governmental laws, rules and regulations.

(e) Provide for transportation of the Equipment in a manner consistent with the manufacturer’s recommendations and practices to any locations within the continental United States as Lessor shall direct; and shall have the Equipment unloaded at such locutions.

H.	Payment Authorization

You are hereby irrevocably authorized and directed to deliver and apply the proceeds due under this Schedule as follows:

Company Name	Address	Amount
IBM	P.O. BOX 945684, ATLANTA, GA	$324,424.81

This authorization and direction is given pursuant to the same authority authorizing the above-mentioned financing.

Pursuant to the provisions of the lease, as it relates to this Schedule, Lessee hereby certifies and warrants that (i) all Equipment listed above has been delivered and installed (if applicable) as of the date stated above, and copies of the Bill(s) of Lading or other documentation acceptable to Lessor which show the date of delivery are attached hereto; (ii) Lessee has inspected the Equipment, and all such testing as it deems necessary has been performed by Lessee, Supplier or the manufacturer; and (iii) Lessee accepts the Equipment for all purposes of the Lease, the purchase documents and all attendant documents.

Lessee does further certify that as of the date hereof (i) Lessee is not in default under the Lease; (ii) the representations and warranties made by Lessee pursuant to or under the Lease are true and correct on the date hereof and (iii) Lessee has reviewed and approves of the purchase documents for the Equipment, if any.

Except as expressly modified hereby, all terms and provisions of the Agreement shall remain in full force and effect. This Schedule is not binding or effective with respect to the Agreement or Equipment until executed on behalf of Lessor and Lessee by authorized representatives of Lessor and Lessee, respectively.

IN WITNESS WHEREOF, Lessee and Lessor have caused this Schedule to be executed by their duly authorized representatives as of the date first above written.

LESSOR:		LESSEE:

General Electric Capital Corporation		Infinity Pharmaceuticals, Inc.

By:	/s/ John Edez	By:	/s/ Thomas J. Burke
Name:	John Edez	Name:	Thomas J. Burke
Title:	S V P	Title:	Controller

EXHIBIT,

ACCOUNT #4137754-001

Company Name: Equipment Location:	Infinity Pharmaceuticals 780 Memorial Drive, Cambridge MA 02139	DEPRECIATION DATE	06/30/04

Inv. Item		Supplier	Invoice #	Inv Date	Description	QTY	Serial #	Customer’s Internal Tag # (if applicable)	PO#	Amt. Financed	Vendor Total	Ck #	Proof of payment’s	Ck Amt	Equip Code	>90 Days
1	IBM		4142581	06/30/04	T42 INTEL PENTIUM M 1.7 2M L2	1			9022	$2,014.00			NO		COMP	N
				06/30/04	T42 INTEL PENTIUM M 1.7 2M L2	1				$2,014.00					COMP	N
				06/30/04	T42 INTEL PENTIUM M 1.7 2M L2	1				$2,014.00					COMP	N
				06/30/04	T42 INTEL PENTIUM M 1.7 2M L2	1				$2,014.00					COMP	N
				06/30/04	T42 INTEL PENTIUM M 1.7 2M L2	1				$2,014.00					COMP	N
				06/30/04	T42 INTEL PENTIUM M 1.7 2M L2	1				$2,014.00					COMP	N
				06/30/04	SALES TAX					$532.50					SOFT	N
			4141778	06/30/04	T42 INTEL PENTIUM M 1.7 2M L2	1			9022	$2,014.00			NO		COMP	N
				06/30/04	SALES TAX					$88.75					SOFT	N
			4143161	06/30/04	X40 INTEL PENTIUM M LV 1.2	1			9022	$1,739.00			NO		COMP	N
				06/30/04	X40 INTEL PENTIUM M LV 1.2	1				$1,739.00					COMP	N
				06/30/04	X40 INTEL PENTIUM M LV 1.2					$1,739.00					COMP	N
				06/30/04	SALES TAX					$225.00					SOFT	N
			4142582	06/30/04	T42 INTEL PENTIUM M 1.7 2M L2	1			9022	$2,014.00			NO		COMP	N
				06/30/04	T42 INTEL PENTIUM M 1.7 2M L2	1				$2,014.00					COMP	N
				06/30/04	T42 INTEL PENTIUM M 1.7 2M L2	1				$2,014.00					COMP	N
				06/30/04	T42 INTEL PENTIUM M 1.7 2M L2	1				$2,014.00					COMP	N
				06/30/04	SALES TAX					$355.00					SOFT	N
			4140599	06/29/04	T42 INTEL PENTIUM M 1.7 2M L2	1			9022	$2,014.00			NO		COMP	N
				06/29/04	T42 INTEL PENTIUM M 1.7 2M L2	1				$2,014.00					COMP	N
				06/29/04	SALES TAX					$177.50					SOFT	N
			4132500	06/25/04	THINKPAD X40 SERIES 8 CELL LIION BATTERY	7			9022	$1,260.00			NO		COMP	N
				06/25/04	SALES TAX					$132.67					SOFT	N
				06/25/04	FREIGHT					$1,393.45					SOFT	N
			4133118	06/25/04	1GB PC2700 CL2.5 NP DDR WITH OTHER COMPUTER ATTACHMENTS	58			9022	$38,628.00			NO		COMP	N
				06/25/04	SALES TAX					$1,931.40					SOFT	N
			4135191	06/26/04	T42 INTEL PENTIUM M 1.7 2M L2	1			9022	$2,014.00			NO		COMP	N
				06/26/04	T42 INTEL PENTIUM M 1.7 2M L2	1				$2,014.00					COMP	N
				06/26/04	T42 INTEL PENTIUM M 1.7 2M L2	1				$2,014.00					COMP	N
				06/26/04	SALES TAX					$266.25					SOFT	N
			4135401	06/26/04	THINKPAD 72W AC ADAPTER	60			9022	$2,640.00			NO		COMP	N
				06/26/04	IBM USB 2.0 PORTABLE MULTI BURNER WITH OTHER ATTACHMENTS					$1,561.00					COMP	N
				06/26/04	SALES TAX					$210.05					SOFT	N
			4138755	06/29/04	X40 INTEL PENTIUM M LV 1.2	1			9022	$1,739.00			NO		COMP	N
				06/29/04	SALES TAX					$75.00					SOFT	N
			4142583	06/30/04	T42 INTEL PENTIUM M 1.7 2M L2	1			9022	$2,014.00			NO		COMP	N
				06/30/04	T42 INTEL PENTIUM M 1.7 2M L2	1				$2,014.00					COMP	N
				06/30/04	T42 INTEL PENTIUM M 1.7 2M L2	1				$2,014.00					COMP	N
				06/30/04	T42 INTEL PENTIUM M 1.7 2M L2	1				$2,014.00					COMP	N
				06/30/04	T42 INTEL PENTIUM M 1.7 2M L2	1				$2,014.00					COMP	N
				06/30/04	T42 INTEL PENTIUM M 1.7 2M L2	1				$2,014.00					COMP	N
				06/30/04	SALES TAX					$532.50					SOFT	N
			4137318	06/28/04	T42 INTEL PENTIUM M 1.7 2M L2	1			9022	$2,014.00			NO		COMP	N
				06/28/04	SALES TAX					$88.75					SOFT	N
			4143157	06/30/04	X40 INTEL PENTIUM M LV 1.2	1			9022	$1,739.00			NO		COMP	N
				06/30/04	X40 INTEL PENTIUM M LV 1.2	1				$1,739.00					COMP	N
				06/30/04	X40 INTEL PENTIUM M LV 1.2	1				$1,739.00					COMP	N
				06/30/04	SALES TAX					$225.00					SOFT	N
			4142010	06/30/04	T42 INTEL PENTIUM M 1.7 2M L2	1			9022	$2,014.00			NO		COMP	N
				06/30/04	T42 INTEL PENTIUM M 1.7 2M L2	1				$2,014.00					COMP	N
				06/30/04	SALES TAX					$177.50					SOFT	N
			4152064	07/06/04	IBM M400 PROJECTOR	1			9022	$1,625.00			NO		OFC	N
				07/06/04	IBM M400 PROJECTOR	1				$1,625.00					OFC	N
				07/06/04	IBM M400 PROJECTOR	1				$1,625.00					OFC	N
				07/06/04	SALES TAX					$243.75					SOFT	N
			4147491	07/01/04	T42 INTEL PENTIUM M 1.8 2M L2	1			9068	$2,584.00			NO		COMP	N
				07/01/04	T42 INTEL PENTIUM M 1.8 2M L2	1				$2,584.00					COMP	N
				07/01/04	T42 INTEL PENTIUM M 1.8 2M L2	1				$2,584.00					COMP	N
				07/01/04	T42 INTEL PENTIUM M 1.8 2M L2	1				$2,584.00					COMP	N

INITIALS: ____________

EXHIBIT,

ACCOUNT #4137754-001

	07/01/04	T42 INTEL PENTIUM M 1.8 2M L2	1		$2,584.00		COMP	N
	07/01/04	T42 INTEL PENTIUM M 1.8 2M L2	1		$2,584.00		COMP	N
	07/01/04	T42 INTEL PENTIUM M 1.8 2M L2	1		$2,584.00		COMP	N
	07/01/04	T42 INTEL PENTIUM M 1.8 2M L2	1		$2,584.00		COMP	N
	07/01/04	THINKPAD BATTERY	21		$3,024.00		COMP	N
	07/01/04	SALES TAX			$1,089.20		SOFT	N
4146262	07/01/04	THINKPAD BATTERY		9068	$180.00	NO	COMP	N
	07/01/04	SALES TAX			$37.68		SOFT	N
	07/01/04	FREIGHT			$573.50		SOFT	N
4148816	07/02/04	T42 INTEL PENTIUM M 1.7 2M L2	1	9068	$2,014.00	NO	COMP	N
	07/02/04	T42 INTEL PENTIUM M 1.7 2M L2	1		$2,014.00		COMP	N
	07/02/04	T42 INTEL PENTIUM M 1.7 2M L2	1		$2,014.00		COMP	N
	07/02/04	T42 INTEL PENTIUM M 1.7 2M L2	1		$2,014.00		COMP	N
	07/02/04	T42 INTEL PENTIUM M 1.7 2M L2	1		$2,014.00		COMP	N
	07/02/04	T42 INTEL PENTIUM M 1.7 2M L2	1		$2,014.00		COMP	N
	07/02/04	T42 INTEL PENTIUM M 1.7 2M L2	1		$2,014.00		COMP	N
	07/02/04	T42 INTEL PENTIUM M 1.7 2M L2	1		$2,014.00		COMP	N
	07/02/04	T42 INTEL PENTIUM M 1.7 2M L2	1		$2,014.00		COMP	N
	07/02/04	T42 INTEL PENTIUM M 1.7 2M L2	1		$2,014.00		COMP	N
	07/02/04	T42 INTEL PENTIUM M 1.7 2M L2	1		$2,014.00		COMP	N
	07/02/04	T42 INTEL PENTIUM M 1.7 2M L2	1		$2,014.00		COMP	N
	07/02/04	T42 INTEL PENTIUM M 1.7 2M L2	1		$2,014.00		COMP	N
	07/02/04	SALES TAX			$1,153.75		SOFT	N
4148353	07/02/04	THINKPAD NYLON CARRYING CAS	22	9068	$880.00	NO	COMP	N
	07/02/04	SALES TAX			$44.00		SOFT	N
4150205	07/05/04	X40 INTEL PENTIUM M LV 1.2	1	9068	$1,739.00	NO	COMP	N
	07/05/04	SALES TAX			$75.00		SOFT	N
4171341	07/16/04	THINKPAD NYLON CARRYING CAS	15	9140	$600.00	NO	COMP	N
	07/16/04	SALES TAX			$30.00		SOFT	N
4171150	07/16/04	X40 INTEL PENTIUM M LV 1.2	1	9140	$1,739.00	NO	COMP	N
	07/16/04	X40 INTEL PENTIUM M LV 1.2	1		$1,739.00		COMP	N
	07/16/04	SALES TAX			$150.00		SOFT	N
4158360	07/09/04	X40 INTEL PENTIUM M LV 1.2	1	9140	$1,739.00	NO	COMP	N
	07/09/04	SALES TAX			$75.00		SOFT	N
4154120	07/07/04	T42 INTEL PENTIUM M 1.7 2M L2	1	9140	$2,014.00	NO	COMP	N
	07/07/04	T42 INTEL PENTIUM M 1.7 2M L2	1		$2,014.00		COMP	N
	07/07/04	T42 INTEL PENTIUM M 1.7 2M L2	1		$2,014.00		COMP	N
	07/07/04	T42 INTEL PENTIUM M 1.7 2M L2	1		$2,014.00		COMP	N
	07/07/04	T42 INTEL PENTIUM M 1.7 2M L2	1		$2,014.00		COMP	N
	07/07/04	T42 INTEL PENTIUM M 1.7 2M L2	1		$2,014.00		COMP	N
	07/07/04	T42 INTEL PENTIUM M 1.7 2M L2	1		$2,014.00		COMP	N
	07/07/04	T42 INTEL PENTIUM M 1.7 2M L2	1		$2,014.00		COMP	N
	07/07/04	T42 INTEL PENTIUM M 1.7 2M L2	1		$2,014.00		COMP	N
	07/07/04	T42 INTEL PENTIUM M 1.7 2M L2	1		$2,014.00		COMP	N
	07/07/04	T42 INTEL PENTIUM M 1.7 2M L2	1		$2,014.00		COMP	N
	07/07/04	T42 INTEL PENTIUM M 1.7 2M L2	1		$2,014.00		COMP	N
	07/07/04	T42 INTEL PENTIUM M 1.7 2M L2	1		$2,014.00		COMP	N
	07/07/04	T42 INTEL PENTIUM M 1.7 2M L2	1		$2,014.00		COMP	N
	07/07/04	T42 INTEL PENTIUM M 1.7 2M L2	1		$2,014.00		COMP	N
	07/07/04	T42 INTEL PENTIUM M 1.7 2M L2	1		$2,014.00		COMP	N
	07/07/04	T42 INTEL PENTIUM M 1.7 2M L2	1		$2,014.00		COMP	N
	07/07/04	T42 INTEL PENTIUM M 1.7 2M L2	1		$2,014.00		COMP	N
	07/07/04	T42 INTEL PENTIUM M 1.7 2M L2	1		$2,014.00		COMP	N
	07/07/04	T42 INTEL PENTIUM M 1.7 2M L2	1		$2,014.00		COMP	N
	07/07/04	T42 INTEL PENTIUM M 1.7 2M L2	1		$2,014.00		COMP	N
	07/07/04	T42 INTEL PENTIUM M 1.7 2M L2	1		$2,014.00		COMP	N
	07/07/04	T42 INTEL PENTIUM M 1.7 2M L2	1		$2,014.00		COMP	N
	07/07/04	T42 INTEL PENTIUM M 1.7 2M L2	1		$2,014.00		COMP	N
	07/07/04	SALES TAX			$2,130.00		SOFT	N
4153790	07/07/04	THINKPAD NYLON CARRYING CASE AND BATTERY		9140	$1,900.00	NO	COMP	N
	07/07/04	SALES TAX			$95.00		SOFT	N
4155201	07/07/04	1GB PC2700 CL2.5 NP DDR	2	9140	$1,050.00	NO	COMP	N
	07/07/04	SALES TAX			$52.50		SOFT	N
4153680	07/07/04	THINKPAD T40 SERIES LION BATT	46	9140	$6,624.00	NO	COMP	N
	07/07/04	EXP T42 INTEL PENTIUM 1.8 2M	1		$3,184.00		COMP	N
	07/07/04	EXP T42 INTEL PENTIUM 1.8 2M	1		$3,184.00		COMP	N
	07/07/04	T42 INTEL PENTIUM M 1.7 2M L2	1		$2,014.00		COMP	N
	07/07/04	T42 INTEL PENTIUM M 1.7 2M L2	1		$2,014.00		COMP	N
	07/07/04	T42 INTEL PENTIUM M 1.7 2M L2	1		$2,014.00		COMP	N
	07/07/04	T42 INTEL PENTIUM M 1.7 2M L2	1		$2,014.00		COMP	N
	07/07/04	T42 INTEL PENTIUM M 1.7 2M L2	1		$2,014.00		COMP	N
	07/07/04	T42 INTEL PENTIUM M 1.7 2M L2	1		$2,014.00		COMP	N

INITIALS: ______________

EXHIBIT,

ACCOUNT #4137754-001

	07/07/04	T42 INTEL PENTIUM M 1.7 2M L2	1		$2,014.00		COMP	N
	07/07/04	T42 INTEL PENTIUM M 1.7 2M L2	1		$2,014.00		COMP	N
	07/07/04	T42 INTEL PENTIUM M 1.7 2M L2	1		$2,014.00		COMP	N
	07/07/04	T42 INTEL PENTIUM M 1.7 2M L2	1		$2,014.00		COMP	N
	07/07/04	T42 INTEL PENTIUM M 1.7 2M L2	1		$2,014.00		COMP	N
	07/07/04	T42 INTEL PENTIUM M 1.7 2M L2	1		$2,014.00		COMP	N
	07/07/04	T42 INTEL PENTIUM M 1.7 2M L2	1		$2,014.00		COMP	N
	07/07/04	T42 INTEL PENTIUM M 1.7 2M L2	1		$2,014.00		COMP	N
	07/07/04	T42 INTEL PENTIUM M 1.7 2M L2	1		$2,014.00		COMP	N
	07/07/04	T42 INTEL PENTIUM M 1.7 2M L2	1		$2,014.00		COMP	N
	07/07/04	T42 INTEL PENTIUM M 1.7 2M L2	1		$2,014.00		COMP	N
	07/07/04	T42 INTEL PENTIUM M 1.7 2M L2	1		$2,014.00		COMP	N
	07/07/04	T42 INTEL PENTIUM M 1.7 2M L2	1		$2,014.00		COMP	N
	07/07/04	T42 INTEL PENTIUM M 1.7 2M L2	1		$2,584.00		COMP	N
	07/07/04	SALES TAX			$2,492.21		SOFT	N
	07/07/04	FREIGHT			$1,260.15		SOFT	N
4179777	07/21/04	THINKPAD T40 SERIES LION BATT	40	RMA#IC2A3A	$(5,760.00)		COMP	N
	07/21/04	SALES TAX			$(288.00)		SOFT	N
4187833	07/23/04	IBM USB Keyboard	12	9287	$432.00		COMP	N
		Thinkpad Ultrabay Slim Battery	93		$14,043.00		COMP	N
		T42 INTEL PENTIUM M 1.7 2M L2	4		$8,056.00		COMP	N
		SALES TAX			$1,226.09		SOFT	N
		Shipping & Handling			$976.50		SOFT	N
		Thinkpad CD-RW/DVD-ROM	11		$1,970.10		COMP	N
4188125	07/23/04	T42 INTEL PENTIUM M 1.7 2M L2	1	9287	$2,014.00		COMP	N
		Sales Tax			$88.75		SOFT	N
4192082	07/26/04	T42 INTEL PENTIUM M 1.7 2M L2	7	9287	$14,098.00		COMP	N
		Sales Tax			$621.25		SOFT	N
4194021	07/27/04	THINKPAD X4 ULTRABASE DOCK	11	9395	$1,970.00		COMP	N
		Shipping & Handling			$50.00		SOFT	N
		Sales Tax			$101.01		SOFT	N
4195741	07/28/04	THINKPAD MINI-DOCK	11	RMA#9AK57E	$(2,013.00)		COMP	N
		SALES TAX			$(100.65)		COMP	N
4195744	07/28/04	THINKPAD T40 SERIES LION	6	RMA#1C2A3A	$(864.00)		COMP	N
		SALES TAX			$(43.20)		COMP	N
4197995	07/28/04	THINKPAD T40 SERIES LION	8	RMA#9AKCW3	$(1,152.00)		COMP	N
		THINKPAD T40 SERIES LION	13	RMA#9AKCW3	$(1,872.00)		COMP	N
		SALES TAX			$(151.20)		COMP	N
						$324,424.81

				FUNDING TOTAL	$324,424.81	$324,424.81

Equipment Code List

LAB = Lab Equipment

COMP = Computer Hardware

OFC = Furniture, Telephone Fax, Etc.

SOFT = Computer Software, Tooling/Molds, Tax Freight, Extended Warranties, Service Contracts, Tenant Improvements, Etc.

Equip. Code	Total (Cat.)	% of Total
LAB	$—	0.00%
COMP	$300,861.15	92.74%
OFC	$4,875.00	1.50%
SOFT	$18,688.66	5.76%
Total	$324,424.81	100.00%

Infinity Pharmaceuticals

By:	/s/ Illegible
Title:

INITIALS: _______________